EXHIBIT 1
STATEMENT OF JOINT FILING

Pursuant to Reg. Section 240.13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, the foregoing Schedule 13D is filed on behalf of Robert Philip Bixby; Walter E. Bixby, III; Angeline I. Bixby; Nancy Bixby Hudson; Lee M. Vogel; James Phillip Bixby; Blake Chandler Bixby; JRB Interests LLC; W.E.B. Interests Ltd.; Nancy Bixby Hudson GST Trust dated December 18, 1997; Nancy Bixby Hudson Trust dated December 11, 1997, as amended March 4, 2002; Issue Trust for Nancy Bixby Hudson dated December 18, 1997; Issue Trust for Lee M. Vogel dated December 18, 1997; Walter E. Bixby Descendants Trust dated as of December 30, 1976; Walter E. Bixby, III GST Trust dated August 12, 1999; Robert Phillip Bixby GST Trust dated August 12, 1999; Angeline I. O'Connor GST Trust dated August 12, 1999; and Issue Trust for Angeline I. O'Connor dated August 12, 1999.

/s/ Robert Philip Bixby
Robert Philip Bixby

/s/ Walter E. Bixby, III
Walter E. Bixby, III

/s/ Angeline I. Bixby
Angeline I. Bixby

/s/ Nancy Bixby Hudson
Nancy Bixby Hudson

/s/ Lee M. Vogel
Lee M. Vogel

/s/ James Phillip Bixby
James Phillip Bixby

/s/ Blake Chandler Bixby
Blake Chandler Bixby

JRB INTERESTS LLC., a Missouri limited liability company

By:	/s/ Nancy Bixby Hudson
Nancy Bixby Hudson, Manager

By:	/s/ Lee M. Vogel
Lee M. Vogel, Manager

W.E.B. INTERESTS LTD., a Texas partnership

By:	/s/ Robert Philip Bixby
Robert Philip Bixby, a General Partner

By:	/s/ Walter E. Bixby, III
Walter E. Bixby, III, a General Partner

By:	/s/ Angeline I. Bixby
Angeline I. Bixby, a General Partner

NANCY BIXBY HUDSON GST TRUST DATED DECEMBER 18, 1997

By:	/s/ Nancy Bixby Hudson
Nancy Bixby Hudson, Co-Trustee

By:	The Midwest Trust Company of Missouri, Co-Trustee

/s/ Dan Lang
Dan Lang, President

NANCY BIXBY HUDSON TRUST DATED DECEMBER 11, 1997

By:	/s/ Nancy Bixby Hudson
Nancy Bixby Hudson, Trustee

ISSUE TRUST FOR NANCY BIXBY HUDSON DATED DECEMBER 18, 1997

By:	/s/ Nancy Bixby Hudson
Nancy Bixby Hudson, Co-Trustee

By:	Midwest Trust Company of Missouri, Co-Trustee

/s/ Dan Lang
Dan Lang, President

ISSUE TRUST FOR LEE M. VOGEL DATED DECEMBER 18, 1997

By:	/s/ Lee M. Vogel
Lee M. Vogel, Co-Trustee

By:	Midwest Trust Company of Missouri, Co-Trustee

/s/ Dan Lang
Dan Lang, President

WALTER E BIXBY DESCENDANTS TRUST DATED AS OF DECEMBER 30, 1976

By:	/s/ Angeline I. Bixby
Angeline I. Bixby, Co-Trustee

By:	/s/ Robert Philip Bixby
Robert Philip Bixby, Co-Trustee

By:	/s/ Walter E. Bixby, III
Walter E. Bixby, III, Co-Trustee

WALTER E BIXBY, III GST TRUST DATED AUGUST 12, 1999

By:	/s/ Walter E. Bixby, III
Walter E. Bixby, III, Trustee

ROBERT PHILLIP BIXBY GST TRUST DATED AUGUST 12, 1999

By:	/s/ Robert Philip Bixby
Robert Philip Bixby, Trustee

ANGELINE I. O'CONNOR GST TRUST DATED AUGUST 12, 1999

By:	/s/ Angeline I. Bixby
Angeline I. Bixby, Trustee

ISSUE TRUST FOR ANGELINE I. O'CONNOR DATED AUGUST 12, 1999

By:	/s/ Angeline I. Bixby
Angeline I. Bixby, Trustee